Exhibit 10.2

POOLCORP

DEFERRED COMPENSATION PLAN

ADOPTION AGREEMENT

EFFECTIVE MARCH 1, 2005

NONQUALIFIED DEFERRED COMPENSATION PLAN

ADOPTION AGREEMENT

The undersigned SCP Distributors L.L.C., Superior Pool Products L.L.C. and Cypress Inc. (“Employer”) by execution of this Adoption Agreement hereby establishes this Nonqualified Deferred Compensation Plan (“Plan”) consisting of the Basic Plan Document, this Adoption Agreement and all other Exhibits and documents to which they refer. The Employer makes the following elections concerning this Plan. All capitalized terms used in the Adoption Agreement have the same meaning given in the Basic Plan Document.

ARTICLE I

DEFINITIONS

1.01	Compensation. (Section 1.07 of Plan) The Employer makes the following modifications to the “gross W-2” definition of Compensation: (choose at least one if modifying Section 1.07):

☐	(a)	No Modifications.

☐	(b)	Net Compensation. Exclude all elective deferrals to other plans of the Employer described in Section 1.07.

☐	(c)	Regular Salary Only. Exclude bonuses, commission and all other Compensation except regular salary.

☐	(d)	Bonus and Similar Amounts Only. Exclude all Compensation other than bonus, commission and all similar amounts.

☒	(e)	(Specify): exclude non-code Section 125 fringe benefits (cash or non-cash), expense reimbursements, moving expenses, amounts realized from exercise of stock options.

1.02	Effective Date. (Section 1.10 of the Plan.) The effective date of the Plan is: March 1, 2005

1.03	Plan. (Section 1.20 of Plan). The name of the Plan as adopted by the Employer is: POOLCORP Deferred Compensation Plan

ARTICLE II

PARTICIPATION

2.01	Possible Nonuniformity. (Section 2.02 of the Plan.) The nonuniformity provisions of the plan are (choose one):

☒	(a)	Not Applicable. The elections made in the Adoption Agreement apply uniformly to all Participants.

☐	(b)	Applicable. The Employer elects under this Section 2.01 to create a separate Exhibit A for one or more Participants, specifying such Plan terms and conditions as are applicable to a given Participant. The provisions of Exhibit A which are inconsistent with elections made in the Adoption Agreement control as to the Participants specified in Exhibit A. The elections made in the Adoption Agreement control as to all Participants not specified in Exhibit A.

2.02	Elective Deferrals. (Section 2.03 of the Plan.) Elective Deferrals by Participants are (choose one):

☒	(a)	Permitted by all Participants.

☐	(b)	Permitted as specified in Exhibit A.

☐	(c)	Not permitted by any Participant.

Note:	The following special rules apply for the year 2005 only. A Participant may reduce or cancel his Elective Deferral for the year 2005 at any time during the year. Any change in the Elective Deferral shall apply only to Compensation earned after the pay period in which the modification is received by the Employer. Cessation of deferrals does not entitle a Participant to benefits. Benefits are paid only as provided in Article V of this Agreement and the Plan. For Plan Years after 2005, an Elective Deferral cannot be changed or cancelled after the effective date of enrollment for that year.

Limitation on amount. A Participant’s Elective Deferrals for a Taxable Year are subject to the following limitation(s) (choose one or more):

☐	(a)	Maximum deferral amount: .

☐	(b)	Minimum deferral amount: .

☒	(c)	No limitation.

☐	(d)	Limited as specified in Exhibit A.

☐	(e)	(Specify limitations): .

2.03	Timing of Deferral Election. A Participant must provide the Elective Deferral election to the Employer (choose one):

☒	(a)	Within a reasonable time period before the beginning of the Taxable Year for which the Elective Deferral election is to be effective.

☐	(b)	No later than days before the beginning of the Taxable Year for which the Elective Deferral election is to be effective.

Note:	See Section 2.03 of the Plan for the timing election applicable to the newly eligible Employee.

2.04	Timing of Performance-Based Bonus Compensation. (Bonus Section 1.19 of the Plan.) A Participant must provide the Elective Deferral election relating to Performance-Based Bonus Compensation to the Employer (choose one):

☐	(a)	Within a reasonable time period before the beginning of the Taxable Year for which the Elective Deferral election is to be effective.

☒	(b)	No later than six (6) months before the end of the Performance-Based Compensation service period.

Note:	The timing of deferrals on Bonus Compensation that does not meet the definition of Performance-Based Bonus Compensation is stated in Section 2.03.

2.05	Employer Contributions. (Section 2.05 of the Plan.) The Employer will make the following Employer Contributions to the Plan (choose one or more):

☐	(a)	Specified Amount. During each Taxable Year the Employer will contribute an amount for each Participant equal to (choose one):

	☐	(i)	% of the Participant’s Compensation.

	☐	(ii)	$ .

	☐	(iii)	(Specify): .

☒	(b)	Discretionary Match. For Plan Year 2005 and prospectively until revised in a resolution by the Board of Directors of
SCP Pool Corporation, the POOLCORP Deferred Compensation Plan will permit a Company matching contribution of
50% of a participant’s deferrals of up to 8% of the lesser of (i) such participant’s base compensation and bonus or (ii)
the Internal Revenue Code Section 401(a)(17) dollar limit for the applicable year, which for 2005, is $210,000. The total Employer matching contribution provided to a participant under the 401(k) Plan and the POOLCORP Deferred
Compensation Plan for any one year, however, shall not exceed 4% of a participant’s base compensation and bonus.
The Employer matching contribution amount can be changed prospectively at any time by resolution.

☐	(c)	Fixed Match (choose one or more):

	☐	(i)	An amount equal to % of each Participant’s Elective Deferrals for each Taxable Year.

☐	(ii)	An amount equal to the following percentages for each specified level of a Participant’s Elective Deferrals for each Taxable Year:

Elective Deferrals	Matching Percentage
____________________	%
____________________	%
____________________	%

☐	(iii)	The Employer in making matching contributions will disregard a Participant’s Elective Deferrals exceeding (specify percentage or dollar amount of Compensation) for the Taxable Year.

☐	(iv)	(Specify): .

☐	(d)	Specified Amount. The amount specified in Exhibit A for that Participant.

☒	(e)	Discretionary Amount. Such amounts, if any, and for such Participants, as the Employer determines from time to time. For Plan Year 2005 and prospectively until revised in a resolution by SCP Pool Corporation Board of Directors, the Employer will make an employer contribution equal to any matching contribution that is forfeited in the 401(k) Plan as a result of the non-discrimination rules applicable to the prior year provided the participant is employed on June 15 of the current year.

☐	(f)	No Employer Contributions.

2.06	Allocation Conditions. (Section 2.05 of the Plan.) To receive an allocation of Employer Contributions, a Participant must satisfy the following conditions during the Taxable Year:

☐	(a)	Year of Continuous Employment. The Participant must remain in continuous employment with the Employer for the entire Taxable Year.

☐	(b)	Specified conditions. The Participant must satisfy the conditions specified in Exhibit A.

☐	(c)	No Allocation Conditions.

☒	(d)	(Specify): Allocation condition for the discretionary employer contribution is stated in Section 2.05(e).

ARTICLE III

VESTING AND FORFEITURE

3.01	Vesting. (Article III of the Plan.) The following vesting schedule applies to a Participant’s Accrued Benefit (choose one or more):

☐	(a)	Immediate Vesting. 100 % vested at all times with respect to the entire Accrued Benefit.

☒	(b)	Immediate Vesting (Elective Deferrals)/Vesting Schedule (Employer Contributions). 100% vested at all times with respect to the portion of the Accrued Benefit attributable to the Participant’s Elective Deferrals. The portion of the Participant’s Accrued Benefit attributable to Employer Contributions is subject to the following vesting schedule:

Years of Service	Vesting %
Less than 2	0%
2	20%
3	40%
4	60%
5	80%
6 or more	100%

☐	(c	)	Vesting Schedule - Entire Accrued Benefit. The Participant’s entire Accrued Benefit is subject to the following vesting schedule:

Years of Service	Vesting %
Less than	0%
%
%
%
%
or more	100%

☒	(d)	Immediate Vesting: Participant’s Death or Disability. A Participant’s entire Accrued Benefit is 100% vested without regard to Years of Service if the Participant’s termination of employment with the Employer occurs on account of (choose one or both):

	☒	(i) Death.

	☒	(ii) Disability.

☐	(e)	Specified Vesting. Vesting occurs in accordance with the provisions of Exhibit A to this Adoption Agreement.

☐	(f)	(Specify): .

☒	(g)	Recognition of Service with Predecessor Employer.

	☐	(i) No service with a predecessor employer shall be recognized.

☒	(ii)	If predecessor employer service credit is provided in the SCP Pool Corporation 401(k) Plan for vesting purposes, such credit is also recognized for vesting purposes in this Plan.

☐	(h)	Forfeiture Provision. Even if a Participant is otherwise 100% vested, forfeiture of his/her entire Accrued Benefit will occur upon:

	☐	(i)	The Participant’s breach or violation (as determined by the Employer) of any employment, non-competition, trade secrets, non-solicitation, nondisclosure or other similar agreement between the Participant and the Employer.

	☐	(ii)	The occurrence of any event specified in Exhibit A.

	☐	(iii)	(Specify): ,

3.02	Year of Service. (Section 3.03 of the Plan.) One year of service for vesting under the Plan means (choose one):

☐	(a)	Taxable Year. A Taxable Year of continuous service with the Employer.

☒	(b)	(Specify): a Plan Year (1/1 – 12/31) during which the Employee completes at least 1,000 hours of service.

3.03	Application of Forfeitures. (Section 3.04 of the Plan.) With respect to the forfeitures, the Employer will (choose one):

☒	(a)	Retain all forfeitures.

☐	(b)	Allocation of Forfeitures. Allocate forfeitures to the Accounts of the remaining Participants in the year of forfeiture, in accordance with one of the following methods:

	☐	(i)	In the same ratio each Participant’s Compensation for the Taxable Year bears to the total Compensation of all Participants for the Taxable Year.

	☐	(ii)	In the same ratio each Participant’s Account balance at the beginning of the Taxable Year bears to the total Account balances of all Participants for the Taxable Year.

	☐	(iii)	(Specify): .

ARTICLE IV

BENEFIT PAYMENTS

4.01	Form of Benefit. (Section 4.02 of the Plan.) The Participants will be allowed to select the following form of benefit:

☒	Lump Sum

☒	Installments over a selected period of up to 10 years on the following frequency of payment:

	☒	monthly

	☒	quarterly

	☒	semiannually

	☒	annually

4.02	Benefit Payment Date. (Section 4.02 of the Plan.) The Participants will be allowed to select the following distribution date:

☒	Separation from Service (Key Employee may not receive a distribution earlier than six months following Separation from Service)

☐	Age 65

☒	As of a scheduled future date

☐	As of January 2 of a future Plan Year stated in the form provided by the Employer

4.03	Election. (Section 4.02 of the Plan.) A Participant’s election as to timing and method of payment of his/her vested Accrued Benefit is (choose one):

☐	(a)	Irrevocable.

☒	(b)	Revocable.

Note:	A Participant may execute a new form at any time, but any new election shall not be effective unless the Participant (a) terminates employment at least 12 months after the Employer receives the new election form, (b) the first payment under the new election is deferred for a period of at least five (5) years from the date such payment would otherwise have been made, and (c) the new election is made no less than 12 months prior to the date of the first scheduled payment under the previous election.

4.04	Unforeseeable Emergency. (Section 4.04 of the Plan.) In the event of an unforeseeable emergency as defined in the Plan, a Participant (choose one):

☒	(a)	Distribution Permitted. May obtain a distribution of all or any part his/her vested Accrued Benefit.

☐	(b)	Distribution Not Permitted. May not obtain a distribution of any or all of his/her vested Accrued Benefit.

☐	(c)	(Specify): .

4.05	Change in Control Events. (Section 4.05 of the Plan.) In the event of one or more of the following Change in Control Events, distribution will be made of all of the Participant’s vested Accrued Benefit:

☐	a change in the ownership of the SCP Pool Corporation

☐	a change in effective control of SCP Pool Corporation

☐	a change in the ownership of a substantial portion of the assets of SCP Pool Corporation

☒	all of the above

4.06	Accelerated Distribution Events. (Sections 4.06, 4.07 and 4.08 of the Plan.) In the event of one or more of the following, a Participant shall receive all of his vested Accrued Benefit:

☒	Disability (as defined in the Plan)

☒	Alternate Payee, other than the Participant, as necessary to fulfill a qualified domestic relations order

☒	De Minimus Amounts. The Participant’s vested Accrued Benefit must be less than $10,000 (insert an amount no greater than $10,000). See Section 4.07 of the Plan for required timing of payment.

☒	Payment of Employment Taxes.

ARTICLE V

TRUST ELECTION AND INVESTMENTS

5.01	Trust Election. (Section 5.01 of the Plan.) The Employer makes the following elections regarding the maintenance of Participant Accounts under the Plan (choose one):

☐	(a)	No Trust. The Employer does not create the Trust described in Section 5.01.

☒	(b)	Rabbi Trust. The Employer will establish the Trust or Trusts described in Section 5.01.

5.02	Interest or Investments earnings. (Section 5.02 of the Plan.) The Employer will credit each Participant’s Account with (choose one or more):

☐	(a)	Interest. Interest at the rate of % per annum compounded and applied to (choose one):

	☐	(i)	The Participant’s entire Account.

	☐	(ii)	The Participant’s Account attributable to his/her Elective Deferrals with the balance of the Account being subject to actual investment as specified in Section 5.02(b).

	☐	(iii)	The Participant’s Account attributable to his/her Employer contributions with the balance of the Account being subject to actual investment as specified in Section 5.02(b).

☒	(b)	Investment earnings. Net investment earnings, gain and loss incurred (choose one):

	☐	(i)	In accordance with applicable provisions of the Trust.

	☐	(ii)	As a result of investment of the Account by the Employer.

	☒	(iii)	As a result of the deemed investment by the Participant of his/her own Account, but limited as follows (specify): mutual funds selected by the Employer or Plan Administrator.

☐	(c)	Specified Adjustments. Interest or actual investment earnings, gain or loss as specified on Exhibit A.

Execution Page

The Employer hereby agrees to the provisions of this Plan, and in witness of its agreement, the Employer, by its duly authorized officers, has executed this Adoption Agreement.

Name of Employer:	SCP Distributors LLC

EIN:	36-3926337

Signed:	/s/ Manuel J. Perez de la Mesa

President/Chief Executive Officer
(Name/Title)

Date:	3/1/05

The Employer hereby agrees to the provisions of this Plan, and in witness of its agreement, the Employer, by its duly authorized officers, has executed this Adoption Agreement.

Name of Employer:	Superior Pool Products LLC

EIN:	33-0913896

Signed:	/s/ Manuel J. Perez de la Mesa

President/Chief Executive Officer
(Name/Title)

Date:	3/1/05

The Employer hereby agrees to the provisions of this Plan, and in witness of its agreement, the Employer, by its duly authorized officers, has executed this Adoption Agreement.

Name of Employer:	Cypress Inc.

EIN:	20-0451670

Signed:	/s/ Ernest Vierra

President
(Name/Title)

Date:	3/1/05